UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 6-K

REPORT OF FOREIGN PRIVATE ISSUER

PURSUANT TO RULE 13a-16 OR 15d-16 OF

THE SECURITIES EXCHANGE ACT OF 1934

For the month of May, 2025

Commission File Number: None

Grupo Cibest S.A.

(Translation of registrant’s name into English)

Cra. 48 # 26-85

Medellín, Colombia

(Address of principal executive offices)

Indicate by check mark whether the registrant files or will file annual reports under cover of Form 20-F or Form 40-F.

Form 20-F ☒   Form 40-F ☐

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRUPO CIBEST S.A. (Registrant)

Date May 16, 2025	By:	/s/ Mauricio Botero Wolff
	Name:	Mauricio Botero Wolff
	Title:	Vice President of Strategy and Finance

Completion of Corporate Structure Changes

Effective as of May 16, 2025, Bancolombia S.A. (“Bancolombia”) and its affiliates completed the previously announced modification to the corporate structure of Bancolombia pursuant to which Grupo Cibest S.A. (“Grupo Cibest”) was established as the holding company for Bancolombia and its affiliates and certain related corporate transactions were undertaken (the “Corporate Structure Changes”). In connection with the Corporate Structure Changes, each common share of Bancolombia was exchanged for one common share of Grupo Cibest and each preferred share of Bancolombia was exchanged for one preferred share of Grupo Cibest, except for shares of Bancolombia held by Grupo Cibest. Holders of each American depositary share representing four preferred shares of Bancolombia (a “Bancolombia ADS”) will receive one new American depositary share representing four preferred shares of Grupo Cibest (a “Grupo Cibest ADS”).

With the effectiveness of the Corporate Structure Changes, the rights of shareholders of Grupo Cibest will continue to be governed by Colombian corporate law and Grupo Cibest’s bylaws, which are described in more detail in the Registration Statement on Form F-4 (File No. 333-283549) (the “Registration Statement”) filed by Bancolombia on December 2, 2024, as amended by Amendment No. 1 filed by Bancolombia on March 19, 2025 and declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on March 21, 2025, as amended by Post-Effective Amendment No. 1 to the Registration Statement (as so amended, the “Registration Statement”). Further information relating to the Grupo Cibest common and preferred shares is described under the caption “Description of Grupo Cibest’s Capital Stock” in the Registration Statement and is incorporated herein by reference. The rights of the holders of Grupo Cibest ADSs will be governed by a Deposit Agreement (the “Deposit Agreement”) dated the date hereof between Grupo Cibest and The Bank of New York Mellon (the “Depositary”), which made certain amendments to the previous deposit agreement between Bancolombia and the Depositary which governed the rights of holders of Bancolombia ADSs. A form of the Deposit Agreement is attached to the Form F-6 (File No. 333-286996) filed with the SEC by the Depositary and Grupo Cibest on May 6, 2025. Further information relating to the Grupo Cibest ADSs is described under the caption “Description of Grupo Cibest American Depositary Shares” in the Registration Statement and is incorporated herein by reference. In addition, the directors and executive officers of Grupo Cibest immediately after the Corporate Structure Changes were the same individuals who were directors and executive officers, respectively, of Bancolombia disclosed in Bancolombia’s most recent Annual Report on Form 20-F for the fiscal year ended December 31, 2024.

Grupo Cibest and Bancolombia are each a “foreign private issuer” (as such term is defined in Rule 3b-4 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). Pursuant to Rule 12g-3(a) under the Exchange Act, this Report on Form 6-K is being filed using the EDGAR format type 8-K12B under Grupo Cibest’s CIK number in accordance with Rule 12g-3(f) under the Exchange Act for the purpose of establishing Grupo Cibest as a successor issuer to Bancolombia with respect to the Grupo Cibest ADSs, and to disclose certain other matters. Pursuant to Rule 12g-3(a) under the Exchange Act, the Grupo Cibest ADSs are deemed registered under Section 12(b) of the Exchange Act. Accordingly, as of the date of this Report on Form 6-K, Grupo Cibest is required to and will file periodic reports under the Exchange Act.

The Grupo Cibest ADSs are expected to begin trading on the New York Stock Exchange (the “NYSE”) at the start of trading on May 19, 2025 under the symbol “CIB”, the same symbol under which the Bancolombia ADSs were traded on the NYSE prior to the Corporate Structure Changes. The CUSIP for the Grupo Cibest ADSs is 40090E 106. The NYSE will file a Form 25 with the SEC to remove the listing of the Bancolombia ADSs on the NYSE and from registration under Section 12(b) of the Exchange Act.

The foregoing description of the Corporate Structure Changes and related matters is not complete and is qualified in its entirety by reference to the related descriptions included in the Registration Statement and by subsequent filings made by Bancolombia with the SEC under the Exchange Act, to the extent applicable.

Grupo Cibest has issued a press release announcing the completion of the Corporate Structure Changes which is included as Exhibit 99.1 to this Report on Form 6-K.

EXHIBIT LIST

Exhibit	Title

3.1	Bylaws of Grupo Cibest S.A. (Incorporated by reference to Exhibit 3.1 to the Registration Statement).

99.1	Press release issued on May 16, 2025 announcing completion of the Corporate Structure Changes.

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